Exhibit 10(q)

                                                ASSUMPTION AGREEMENT


                  THIS ASSUMPTION AGREEMENT (this "Agreement") dated as of January 2, 1997 is made by and among First Commercial Bank, an Alabama state banking corporation (the "Lender"), Cavalier Homes, Inc., a Delaware corporation ("Cavalier Homes"), and the other entities whom are presently Borrowers under that certain Revolving, Warehouse and Term Loan Agreement dated as of February 17, 1994, as heretofore amended (Cavalier Homes and such other Borrowers being herein referred to as the "Borrowers"), and Cavalier Manufacturing, Inc., a Delaware corporation ("CMI"), and Cavalier Industries, Inc., a Delaware corporation ("CII") (each an "Assuming Entity" and collectively, the "Assuming Entities").


                                                  R E C I T A L S :

                  Lender and Cavalier Homes, Cavalier Homes of Alabama, Inc., an Alabama corporation ("CHA"), Cavalier Town & Country of Texas, Inc., a Texas corporation (formerly Cavalier Homes of Texas, Inc.) ("CT&C"), Star Industries, Inc., a Delaware corporation ("Star"), Buccaneer Homes of Alabama, Inc., an Alabama corporation ("BHA"), Brigadier Homes of North Carolina, Inc., a North Carolina corporation ("BHNC"), Mansion Homes, Inc., a North Carolina corporation ("Mansion"), Homestead Homes, Inc., a Georgia corporation ("Homestead"), and Cavalier Acceptance Corporation, an Alabama corporation ("Cavalier Acceptance"), as Borrowers, have heretofore entered into a Revolving, Warehouse and Term Loan Agreement dated as of February 17, 1994, as amended by that certain First Amendment to Revolving, Warehouse and Term Loan Agreement dated March 14, 1996 (as the same has been amended to and including the date hereof, the "Loan Agreement"). Capitalized terms used in this Agreement, unless otherwise defined herein, will have the meanings given to them in the Loan Agreement.

                  Under the terms of the Loan Agreement, as amended, Lender has agreed to lend to Borrowers up to $5,000,000 on a revolving basis (the "Revolving Loan Commitment") and to Cavalier Acceptance, one of the Borrowers, up to $18,000,000 pursuant to a warehouse and term loan facility, but solely on the terms and conditions specified in the Loan Agreement.

                  Pursuant to an internal reorganization of Cavalier Homes and certain entities controlled by it, among other things, (i) Star has been dissolved, effective as of December 30, 1996, and Cavalier Homes, as its sole stockholder, has assumed all of Star's liabilities and obligations to Lender, including, without limitation, the Loan Agreement, the Revolving Note and the other Obligations, (ii) CHA, CT&C, Riverchase Homes, Inc., an Alabama corporation, and BHA have merged, effective as of January 1, 1997, with and into CMI, a wholly-owned subsidiary of Cavalier Homes, with CMI assuming all the liabilities and obligations of such merging entities, including, without limitation, all of CHA's, CT&C's and BHA's liabilities and obligations to Lender under the Loan Agreement, the Revolving Loan and the other Obligations, and
(iii) Homestead, Astro Mfg., Co., Inc., a Pennsylvania corporation, BHNC and Mansion have merged, effective as of January 1, 1997, with and into CII, a wholly-owned subsidiary of Cavalier Homes, with CII assuming all the liabilities and obligations of such merging entities, including, without limitation, all of Homestead's, BHNC's and Mansion's obligations to Lender under the Loan Agreement, the Revolving Loan and the other Obligations.

                  Each of the Assuming Entities desires to become obligated as a Borrower, jointly and severally, with Cavalier Homes and the other Borrowers, with respect to the Loan Agreement, the Revolving Loan and the other Obligations and to take all other action necessary to become a Borrower and a Participating Subsidiary (as such term is hereinafter defined) under the Loan Agreement, and to cause all of Assuming Entity's Accounts, Inventory and other specified assets, whether now owned or hereafter acquired, to be included in the Collateral, as defined in the Loan Agreement.

                  NOW, THEREFORE, in consideration of the foregoing recitals and the mutual agreements herein set forth, and to induce Lender to make Advances under the Loan Agreement, and in further consideration of the substantial material benefit to accrue to each of the Assuming Entities from Advances made and to be made by Lender under the Revolving Loan, the parties hereto agree as follows:

                  1. Each of the Assuming Entities hereby assumes and agrees that it is and shall be fully liable, jointly and severally with the other Borrowers, for the Obligations, and all covenants, agreements, warranties and representations with respect to the Revolving Loan set forth in the Loan Agreement and the Revolving Note, and hereby agrees that it is and shall be a party to, and a Borrower under the terms of, the Loan Agreement, the Revolving Note, and the other Loan Documents, with the same force and effect as would be the case if Assuming Entity had been named as a Borrower in and had executed and delivered the Loan Agreement, the Revolving Note, and the other Loan Documents to Lender at Closing; provided, however, that its liability with respect to the Obligations shall be limited to an amount equal to the greater of (i) 95% of Assuming Entity's Net Worth (as hereinafter defined) from time to time; or (ii) the amount that in a legal proceeding brought within the applicable limitations period is determined by the final, non-appealable order of a court having jurisdiction over the issue and the applicable parties to be the amount of value given by Lender, or received by Assuming Entity, in exchange for the obligations of Assuming Entity under this Agreement and the Loan Agreement. As used in this
Section 1, "Net Worth" shall mean (x) the fair value of the property of the Assuming Entity from time to time (taking into consideration the value, if any, of rights of subrogation, contribution and indemnity), minus (y) the total liabilities of Assuming Entity (including contingent liabilities [discounted in appropriate instances], but excluding liabilities of the Assuming Entity under this Agreement and the Loan Agreement) from time to time.


                  2. As security for the prompt satisfaction of all Obligations, each of the Assuming Entities hereby assigns, transfers and conveys to Lender all of such Assuming Entity's right, title and interest in and to, and grants Lender a lien on and a security interest in, all amounts that may be owing from time to time by Lender to Assuming Entity in any capacity, including, without limitation, any balance or share belonging to Assuming Entity, of any deposit or other account with Lender, which lien and security interest shall be independent of any right of set-off which Lender may have.

                  3. As further security for the prompt satisfaction of all Obligations, in addition to any other or further security provided under the Loan Agreement or any of the Security Documents, each of the Assuming Entities hereby assigns to Lender all of such Assuming Entity's right, title and interest in and to, and grants Lender a lien upon and security interest in, all of the following, wherever located, whether now owned or hereafter acquired, together with all replacements therefor and proceeds (including, without limitation, insurance proceeds) thereof (all of which shall constitute original Collateral under this Agreement and the Loan Agreement):


                           a.       Accounts;

                           b.       Chattel Paper;

                           c.       Contracts;

                           d.       Contract Rights;

                           e.       Documents;

                           f.       Eligible Contracts;

                           g.       General Intangibles;

                           h.       Instruments;

                           i.       Inventory;

                           j. Rights as seller of Goods and rights to returned, repossessed or reclaimed Goods; and

                           k.       All   Records   pertaining  to  any  of  the
                                    Collateral.

                  4. The foregoing liens shall be first and prior liens except for Permitted Liens. The Collateral and all of each Assuming Entity's other property of any kind held by Lender shall stand as one general, continuing collateral security for all Obligations and may be retained by Lender until all Obligations have been satisfied in full and Lender's commitment to lend under the Loan Agreement has been terminated.

                  5. Each of the Assuming Entities acknowledges that it has had full and complete access to the underlying papers relating to the Obligations and all other papers executed by any person in connection with the Obligations, has reviewed them and is fully aware of the meaning and effect of their contents. Each of the Assuming Entities is fully informed of all circumstances that bear upon the risks of executing this Agreement and which a diligent inquiry would reveal. Each of the Assuming Entities has adequate means to obtain from the Borrowers on a continuing basis information concerning the financial condition of any or all of the Borrowers and is not depending on Lender to provide such information, now or in the future. Each of the Assuming Entities agrees that Lender shall have no obligation to advise or notify it or to provide it with any data or information. The execution and delivery of this Agreement is not a condition precedent (and Lender has not in any way implied that the execution of this agreement is a condition precedent) to Lender's making, extending or modifying any loan or any other financial accommodation to or for such Assuming Entity otherwise than under the Loan Agreement.

                  6. Each of the Assuming Entities hereby unconditionally agrees to pay and perform all of the Obligations, whether now existing or hereafter incurred or arising (subject to the proviso of Section 1 above).

                  7. Each of the Assuming Entities hereby specifically acknowledges and agrees, without limiting the generality of the other provisions of this Agreement, to be bound by the terms and conditions specified in the Loan Agreement, as the same may be amended, including, without limitation, agreements whereby such Assuming Entity appoints Cavalier Homes as its agent and attorney-in-fact to act on its behalf for all purposes of the Loan Agreement and the other Loan Documents.

                  8. Each of the Assuming Entities hereby agrees that the obligations and liabilities of such Assuming Entity with respect to the Obligations are joint and several, continuing, absolute and unconditional (subject to the proviso of Section 1 above). Without limiting the generality of the foregoing, the obligations and liabilities of each of the Assuming Entities with respect to the Revolving Loan and the Revolving Note or under the Security Documents executed by such Assuming Entity shall not be released, discharged, impaired, modified or in any way affected by (a) the invalidity or unenforceability of any Loan Document, (b) the failure of the Lender to give Assuming Entity a copy of any notice given to the Borrowers or any of them, (c) any modification, amendment or supplement of any obligation, covenant or agreement contained in any Loan Document, (d) any compromise, settlement, release or termination of any obligation, covenant or agreement in any loan document, (e) any waiver of payment, performance or observance by or in favor of the Borrowers or any of them of any obligation, covenant or agreement under any Loan Document, (f) any consent, extension, indulgence or other action or inaction, or any exercise or non-exercise of any right, remedy or privilege with respect to any Loan Document, (g) the extension of time for payment or performance of any of the Obligations, (h) the release or discharge of Lender's claims against any collateral now or at any time hereafter securing any of the Obligations, the other Borrowers, or any of them, by operation of law or otherwise or (i) any other matter that might otherwise be raised in avoidance of, or in defense against an action to enforce, the obligations of each such Assuming Entity under this Agreement, the Loan Agreement, the Revolving Note or any other Loan Document.

                  9. Each of the Assuming Entities covenants and agrees with Lender as follows:

                           (a) Such Assuming Entity will not without Lender's consent (i) sell, lease, transfer or otherwise dispose of, in a single transaction or a series of related transactions, the whole of its business or assets or such part thereof as in the opinion of Lender constitutes a substantial portion thereof; or (ii) liquidate, wind up or dissolve, or enter into any consolidation, merger, syndication or other combination or engage in any other reorganization or recapitalization; provided, however, that Assuming Entity may sell, lease, transfer or dispose of all or any portion of its business or assets to any other Consolidated Entity or Consolidated Entities or to any Borrower or merge into or consolidate with any other Borrower or one or more of the Consolidated Entities, so long as the entity to which such business or assets are sold, leased, transferred or disposed of or which survives or results from any such merger or consolidation is a Borrower under the Loan Agreement.

                           (b) Such Assuming Entity will not incur, create, assume or permit to exist any lien upon any of its properties or assets of any character, real, personal or mixed, whether now owned or hereafter acquired, other than liens that constitute Permitted Liens.

                           (c) Any action taken or attempted to be taken by Assuming Entity in violation of the provisions of clause (a) above and any lien incurred, created, assumed or permitted to exist in violation of the provisions of clause (b) above shall be null, void and of no force or effect whatsoever.

                           (d) Such Assuming Entity will execute such financing statements (including amendments thereto and continuation statements thereof), in form satisfactory to Lender as Lender may from time to time specify; pay, or reimburse Lender for paying, all costs and taxes of filing or recording the same in such public offices as Lender may designate; deliver such of the Collateral which in the sole judgment of Lender is best perfected by possession, to Lender or its designated agent or bailee; and take such other steps as Lender may from time to time direct, including, without limitation, the noting of Lender's lien on the Collateral and on any certificates of title therefor, all to perfect Lender's security interest in the Collateral.

                           (e) Such Assuming Entity will deliver immediately to Lender any Chattel Paper or Instruments arising out of the Collateral usually, but not exclusively, as proceeds. Further, Assuming Entity hereby agrees that such Chattel Paper or Instruments constitute original Collateral rather than proceeds; but if proceeds, then
         Lender's security interest created by this Agreement in the Chattel Paper or Instruments shall not be claimed merely as proceeds.

                           (f) Such Assuming Entity will comply with all of the obligations, requirements and restrictions in the covenants contained in Article VII of the Loan Agreement, to the extent they are now applicable, or may hereafter be amended to be applicable, to a Borrower that is a Participating Subsidiary.

                           (g) Such Assuming Entity shall, promptly upon demand by Lender therefor upon the occurrence and during the continuance of an Event of Default, execute and deliver to Lender from time to time such security agreements and other collateral documents, together with any related financing statements and other instruments, as Lender may request granting to Lender a lien on any or all real property, Accounts, Chattel Paper, Contracts, Contract Rights, Documents, General Intangibles, Instruments, Inventory, rights as seller of Goods and rights to returned, repossessed or reclaimed Goods, and all Records pertaining to any of the Collateral of Assuming Entity, all as collateral security for the Obligations, it being understood and agreed that the rights of Lender under this clause (g) shall be in addition to, and cumulative of, all other rights of the Lender under the terms of the Loan Agreement to require collateral as security for the Obligations. Any lien granted under this Agreement or under Article V of the Loan Agreement by Assuming Entity shall secure the Obligations only to the extent that Assuming Entity is liable therefor under the terms of this Agreement and the Loan Agreement.

                           (h) Such Assuming Entity will not exercise any rights that it may acquire by way of subrogation under this Agreement or any Subrogation and Contribution Agreement or by any payment made hereunder or under any of the other Loan Documents or otherwise, until all the Obligations have been paid in full and the Loan Agreement has been terminated. If any amount shall be paid to Assuming Entity on account of any such subrogation rights at any time when all of the Obligations shall not have been paid in full and the Loan Agreement terminated, such amount shall be held in trust for the benefit of the Lender and shall be paid forthwith to the Lender to be credited and applied upon the Obligations, whether matured or unmatured, in accordance with the terms of the Loan Documents.

                           (i) Such Assuming Entity will not amend or waive any provision of the Subrogation and Contribution Agreement entered into by Assuming Entities and Borrowers nor consent to any departure by Borrowers or any other Participating Subsidiary or Participating Partnership from such Subrogation and Contribution Agreement or from any similar Subrogation and Contribution Agreements executed by other Participating Subsidiaries and Participating Partnerships, without having obtained the prior written consent of Lender to such amendment, waiver or consent.

                  10. Each of the Assuming Entities agrees that it is, and for all purposes of the Loan Agreement, the Revolving Note and the other Loan Documents shall be, a Borrower and a Participating Subsidiary.

                  11. Assuming Entities, Borrowers and Lender hereby agree that Exhibits II.6.1(B), II.6.1(D), II.6.1(I), II.7.2(G), F, G, H, I, J, and K to the Loan Agreement are hereby supplemented by the respective Supplements attached hereto which relate to the Assuming Entities.

                  12. This Agreement shall bind each Assuming Entity's successors and assigns and shall inure to the benefit of, and be enforceable by, Lender and its successors and assigns. This Agreement may only be waived, modified or amended by a written instrument signed by the party against which the enforcement thereof is sought. This Agreement shall in all respects be governed by, and construed in accordance with, the laws of the State of Alabama, without regard to such state's rules regarding conflicts of law. If any term of this Agreement shall be invalid or unenforceable, the remainder of this Agreement shall remain in full force and effect. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which shall constitute one agreement. This Agreement and the other Loan Documents constitute the entire agreement of the parties with respect to the subject matter hereof and supersede any inconsistent agreement with respects to the subject matter hereof and thereof.





Initial (Cavalier Homes, for itself       Initial (Lender)      Initial (CMI)
and as agent for the other Borrowers)


                                                                Initial (CII)

                  13.      JURISDICTION; WAIVERS.

                           (A) JURY WAIVER. EACH OF THE ASSUMING ENTITIES, BORROWERS AND LENDER HEREBY:

                                  (1)  IRREVOCABLY  AND  UNCONDITIONALLY  WAIVES
         THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING OR COUNTERCLAIM OF ANY TYPE AS TO ANY MATTER ARISING DIRECTLY OR INDIRECTLY OUT OF OR WITH RESPECT TO THIS AGREEMENT, THE LOAN AGREEMENT, THE NOTES, THE OTHER LOAN DOCUMENTS OR ANY OTHER DOCUMENT EXECUTED IN CONNECTION HEREWITH OR THEREWITH; AND

                                    (2) AGREES  THAT ANY OF THEM MAY FILE A COPY
         OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING, VOLUNTARY AND BARGAINED-FOR AGREEMENT BETWEEN THE PARTIES IRREVOCABLY TO WAIVE TRIAL BY JURY,AND THAT ANY DISPUTE OR CONTROVERSY OF ANY KIND WHATSOEVER BETWEEN THEM SHALL INSTEAD BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

                           (B) CONSENT TO JURISDICTION; WAIVER OF VENUE. EACH OF THE ASSUMING ENTITIES, BORROWERS AND LENDER HEREBY:

                                    (1)  KNOWINGLY AND  VOLUNTARILY  CONSENTS TO
         THE PERSONAL JURISDICTION OF ANY COURT OF COMPETENT SUBJECT MATTER JURISDICTION (WHETHER STATE OR FEDERAL) HOLDING IN BIRMINGHAM, JEFFERSON COUNTY, ALABAMA, FOR THE DETERMINATION OF ANY CLAIM OR CONTROVERSY ARISING UNDER OR IN CONNECTION WITH THIS AGREEMENT, THE LOAN AGREEMENT, THE NOTES OR ANY OTHER LOAN DOCUMENT, OR ANY OTHER DOCUMENT EXECUTED IN CONNECTION
         HEREWITH OR THEREWITH; AND KNOWINGLY AND VOLUNTARILY WAIVES ANY OBJECTION TO THE EXERCISE OF PERSONAL JURISDICTION OVER IT BY SAID COURTS ON THE GROUND THAT IT DOES NOT HAVE THE REQUISITE MINIMUM CONTACTS WITH THE STATE OF ALABAMA OR THAT EXERCISE OF SUCH JURISDICTION OTHERWISE FAILS TO MEET THE REQUIREMENTS OF MINIMUM CONTACTS OR DUE PROCESS UNDER THE CONSTITUTION OF THE UNITED STATES OR THE STATE OF ALABAMA; AND AGREES THAT SERVICE OF PROCESS ON IT AT ITS ADDRESS SET FORTH BELOW, OR IN SECTION 10.6 OF THE LOAN AGREEMENT, IN ACCORDANCE WITH THE PROVISIONS OF THE ALABAMA RULES OF CIVIL PROCEDURE WILL BE SUFFICIENT NOTICE OF ANY PROCEEDING AGAINST ANY OF THE UNDERSIGNED IN ANY SUCH COURT, AND WAIVES ANY REQUIREMENT OF OTHER OR ADDITIONAL SERVICE OF PROCESS OR NOTICE OF ANY SUCH PROCEEDING; AND FURTHER AGREES THAT EXERCISE OF JURISDICTION OVER IT BY COURTS HOLDING IN BIRMINGHAM, JEFFERSON COUNTY, ALABAMA SHALL BE IN ADDITION TO, AND NOT IN LIEU OF, THE EXERCISE OF JURISDICTION OVER IT BY ANY OTHER COURT OF COMPETENT JURISDICTION, WHETHER WITHIN OR WITHOUT THE STATE OF ALABAMA; AND

                                    (2) KNOWINGLY  AND  VOLUNTARILY  WAIVES  ANY
         OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY ACTION OR PROCEEDING AGAINST IT IN ANY COURT MENTIONED HEREINABOVE OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME.

         14. Each of the Assuming Entities and the other Borrowers, jointly and severally, agree to pay directly or reimburse Lender, on demand, for all of Lender's expenses, including the reasonable fees and expenses of its legal counsel, UCC filing fees and similar expenses, incurred in connection with the preparation, amendment, modification or enforcement of this Agreement or the Loan Agreement, and the collection or attempted collection of the Notes.

         IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto as of the day and year first written above.


                             ASSUMING ENTITIES:

                             CAVALIER MANUFACTURING, INC.


            By:                                                     [L.S.]
            Name:
            Its:
            Address:

            Taxpayer Identification #:



                            CAVALIER INDUSTRIES, INC.

             By:                                                     [L.S.]
             Name:
             Its:
             Address:

             Taxpayer Identification #:



                            BORROWERS:

                            CAVALIER HOMES, INC.
            for itself and as agent for the other Borrowers


             By:                                                     [L.S.]
             Name:
             Its:



             LENDER:

                          FIRST COMMERCIAL BANK

             By:                                                     [L.S.]
            Its:

                         SUPPLEMENT TO EXHIBIT II.6.1(B)


                      Other Corporate and Fictitious Names



                   [Information to be provided by Borrowers.]

                         SUPPLEMENT TO EXHIBIT II.6.1(D)


                   Mergers, Acquisitions, and Certain Changes




                   [Information to be provided by Borrowers.]

                         SUPPLEMENT TO EXHIBIT II.6.1(I)


                               Claims, Litigation*




                   [Information to be provided by Borrowers.]



































*Claims not covered by insurance

                         SUPPLEMENT TO EXHIBIT II.7.2(G)


                               Existing Guaranties




                   [Information to be provided by Borrowers.]

                             SUPPLEMENT TO EXHIBIT F


                                 Existing Liens




                   [Information to be provided by Borrowers.]

                             SUPPLEMENT TO EXHIBIT G


                          Qualification to do Business



                   [Information to be provided by Borrowers.]

                             SUPPLEMENT TO EXHIBIT H


                               Places of Business



                   [Information to be provided by Borrowers.]



                             Locations of Collateral



                   [Information to be provided by Borrowers.]

                             SUPPLEMENT TO EXHIBIT I


                              Existing Indebtedness



                   [Information to be provided by Borrowers.]

                             SUPPLEMENT TO EXHIBIT J


                 State of Incorporation of Consolidated Entities



                   [Information to be provided by Borrowers.]

                             SUPPLEMENT TO EXHIBIT K


               Cavalier Homes' Ownership of Consolidated Entities



                   [Information to be provided by Borrowers.]